DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance of the Dreyfus Premier Limited Term Municipal Fund for its annual reporting period ended June 30, 1998, as shown in the following table:

                                          Approximate

                                         Total Return*               Income Dividends**             Distribution Rate***

                                         ___________               _____________________             _________________
Class A                                      6.52%                         $0.520                           4.08%

Class B                                      5.89%                         $0.457                           3.70%

Class C                                      6.02%                         $0.464                           3.74%

Class R                                      6.69%                         $0.550                           4.45%

THE ECONOMY

In recent testimony to Congress, Federal Reserve Board Chairman Alan Greenspan proclaimed the economy to be " as impressive as any I have witnessed." Indeed, the performance of the economy has been tremendous, with solid, noninflationary economic growth and a robust rate of new job creation. Accordingly, the unemployment rate hovers near its 28-year low. Not surprisingly, consumers brim with confidence: new home sales were recently at record levels, and retail sales have surged since January. The enthusiastic spending of consumers has, so far, offset the adverse effects of the economic problems in Asia. In fact, the financial crisis in the Far East has proved a boon to consumers, since lower import prices have further subdued domestic price pressures and helped keep interest rates low. Remarkably, despite the strengthening economy since the beginning of this year, inflation has waned further. With inflation under control and the economy just beginning to experience a reduction in foreign demand, the Federal Reserve has been reluctant to raise interest rates for fear of further roiling Asian financial markets. The last increase in short-term rates came in March 1997 when the Federal Reserve Board Open Market Committee (the policy-making arm of The Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%.

  Even with the booming job market, wage gains have had little inflationary effect, since business spending in productivity-enhancing capital equipment has been strong throughout the economic expansion. The one soft spot in the job market has been in manufacturing: industrial production has slowed--a clear sign that Asian economic woes are being felt here--and inventories of domestic manufacturers have risen due to the reduction in foreign demand. It is widely expected that the growing trade deficit will retard economic growth and possibly serve as a drag over the foreseeable future. This reduction in foreign demand could further moderate the rate of domestic production and consequently ease the demand for labor, thus lessening inflationary pressure resulting from wage increases. Cheaper imports have also weakened the pricing environment for U.S. manufacturers and, in consequence, acted as an additional curb to inflation. All this has been part of what Chairman Greenspan called our economy's "virtuous cycle" where even so-called crises have proven economically beneficial. As a further example, the economic upheavals in Asia and Russia have caused nervous foreign investors to seek refuge in the U.S. bond market, causing a demand surge that has helped maintain our low interest rate environment. Yet we, along with Chairman Greenspan, are skeptical that our economy has somehow moved "beyond history," and we share his vigilance regarding signs of inflationary imbalances

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

  By the end of the reporting period, bond prices had continued to climb, pushing yields to their lowest levels in recent memory. The turmoil surrounding the financial crisis in the Asian markets and the benign inflationary pressures in the domestic economy were the catalysts for the increased demand for fixed-income securities. With the potential for an economic slowdown, the likelihood that the Federal Reserve will tighten monetary policy seems remote. Still, as recently as May, the Fed reiterated their bias towards tightening
monetary    policy    to    ward    off    inflation.

Municipal bond prices continued to lag the advances in the taxable bond market during the reporting period. The total return on the 10-year Treasury was approximately 13.17% compared to just 8.48% for the Lehman Brothers 10-year Municipal Bond Index. Heavy new issue volume has hampered the investment performance of municipals and the overall supply of municipal securities was over 50% greater than last year as of June 30, 1998. Total new issue volume was $146 billion for the first two quarters of 1998 compared to $97 billion for the first two quarters of 1997. The estimates for annual volume in 1998 have been revised higher to nearly $290 billion compared to approximately $218 billion during 1997. Consequently, the relative yield ratios between AAA-rated municipal bonds and Treasury securities are near recent highs. This is most dramatic in the 20- to 30-year maturity range where relative yield ratios ended the
reporting    period    near    90%   .

  The weighted average maturity of the Fund was opportunistically extended throughout the reporting period as heavy new issue supply kept rates within a narrow range. The weighted average maturity of the Fund began the reporting
period    at    8.95    years    and    ended    at    9.62    years.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,





               [John Flahive, signature logo]

               Portfolio Manager

July 15, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Income dividends per share were exempt from Federal personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the reporting period in the case of Class A shares, or the net asset value per share in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND                     JUNE 30, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LIMITED
 TERM MUNICIPAL FUND CLASS A SHARES WITH THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
        BOND INDEX AND THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

                                    Dollars

$22,079

Lehman Brothers 10-Year Municipal Bond Index*

$21,315

Lehman Brothers 7-Year Municipal Bond Index*

$19,932

Dreyfus Premier Limited Term Municipal Fund (Class A Shares)

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

               Class A Shares                                                Class B Shares

_______________________________________________________________   ______________________________________________________

                                                                                                     % Return Reflecting

                                             % Return                                               Applicable Contingent

                                            Reflecting                                   % Return      Deferred Sales

                      % Return Without    Maximum Initial                               Assuming No      Charge Upon

Period Ended 6/30/98  Sales Charge       Sales Charge(3.0%       Period Ended 6/30/98    Redemption      Redemption*
_____________________ ______________ ________________________    ______________________  ____________   _______________
1 Year                   6.52%          3.36%                    1 Year                     5.89%           2.89%

5 Year                   5.18           4.54                     From Inception (12/28/94)  6.74            6.25

10 Year                  7.47           7.14

                Class C Shares                                                         Class R Shares

_____________________________________________________________    _______________________________________________________

                                  % Return Reflecting

                                  Applicable Contingent

                        % Return     Deferred Sales

                        Assuming       Charge Upon

Period Ended 6/30/98  No Redemption   Redemption**      Period Ended 6/30/98
_____________________ ______________ ________________   ________________________________

1 Year                   6.02%           5.27%          1 Year                     6.69%

From Inception (12/28/94 6.84            6.84           5 Year                     5.39

                                                        From Inception (2/1/93)    5.99
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in the Fund's Class A shares on 6/30/88 to a $10,000 investment made on that date in the Lehman Brothers 10-Year Municipal Bond Index (the "Lehman 10-Year Index"), as well as to an investment in the Lehman Brothers 7-Year Municipal Bond Index (the "Lehman 7-Year Index" ) which are described below. The Lehman 7-Year Index began in January of 1990. This investment assumes a beginning value of $11,672 which is equal to the value of the $10,000 investment in the Fund at the starting point of this Index, without taking into account the Fund's maximum initial sales charge on Class A shares. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in investment-grade municipal bonds with intermediate maturities and expects to maintain an average maturity of less than 10 years. The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman 10-Year Index is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Lehman 7-Year Index consists of bonds with similar characteristics with maturities of 6-8 years. The Indices do not take into account charges, fees and other expenses which can contribute to the Indices potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments--96.2%                                                              Amount             Value
-------------------------------------------------------                                          ____________        ___________

Alaska--1.9%

Anchorage Port and Term Facilities, Revenue, Refunding
   6%, 2/1/2003 (Insured; MBIA)                                                                  $  1,110,000         $1,192,751

Arizona--4.2%

Maricopa County Unified School District Number 69 (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                                    550,000            640,508

Mesa, Refunding 5.90%, 7/1/2000 (Insured; AMBAC)                                                      500,000            519,235

Phoenix, Refunding 6.25%, 7/1/2016                                                                  1,250,000          1,451,963

Arkansas--.9%

North Little Rock, Electric Revenue, Refunding 6%, 7/1/2001 (Insured; MBIA)                           500,000            528,250

California--1.7%

Northern California, Transmission Revenue, Refunding (California - Oregon Transmission)
   5.25%, 5/1/2008 (Insured; MBIA)                                                                  1,000,000          1,065,160

Connecticut--2.6%

Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure)

   5.25%, 10/1/1999 (Insured; FGIC)                                                                 1,000,000          1,019,360

Stamford 6.60%, 1/15/2007                                                                             500,000            580,505

Florida--4.5%

Dade County:

   Sales Tax Revenue, Refunding 6%, 10/1/2002 (Insured; AMBAC)                                      1,000,000         1,076,820

   Water and Sewer System Revenue 6.25%, 10/1/2008 (Insured; FGIC)                                    535,000           614,260

Miami Health Facilities Authority, Health Facilities Revenue (Mercy Hospital Project)

   6.75%, 8/1/2020 (Insured; AMBAC) (Prerefunded 8/1/2001) (a)                                      1,000,000         1,096,600

Georgia--1.6%

Georgia Municipal Electric Authority, Power Revenue, Refunding 6%, 1/1/2006                           900,000           981,864

Idaho--2.7%

Idaho Health Facilities Authority, Health System Revenue

   (Holy Cross Health System Corp.) 5%, 12/1/2018 (Insured; MBIA)                            .      1,725,000         1,689,275

Illinois--5.9%

Chicago Metropolitan Water Reclamation District (Chicago Capital Improvement)

   7.25%, 12/1/2012                                                                                 1,000,000         1,256,390

Illinois 5.60%, 6/1/2004                                                                              750,000           797,633

Illinois Development Finance Authority, PCR, Refunding

   (Central Illinois Public Service Company) 5.70%, 8/15/2026                                         750,000           774,968

Regional Transportation Authority 7.75%, 6/1/2012 (Insured; FGIC)                                     390,000           507,211

Sangamon County School District Number 186 (Springfield)

   7.70%, 6/1/2001 (Insured; MBIA)                                                                    300,000           329,685

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                          Amount             Value
-------------------------------------------------------                                          ____________       __________

Indiana--1.0%

Indiana Transportation Finance Authority, Highway Revenue

   7.875%, 12/1/2011 (Insured; MBIA) (Prerefunded 12/1/1998) (a)                                  $    50,000        $   51,875

Indianapolis Airport Authority, Special Facilities Revenue

   (Federal Express Corp. Project) 7.10%, 1/15/2017                                                   500,000           563,815

Iowa--1.7%

Iowa Student Loan Liquidity Corp., Student Loan Revenue, Refunding

   5.65%, 12/1/2005                                                                                 1,000,000         1,050,100

Kentucky--2.7%

Kenton County Airport Board, Special Facilities Airport Revenue

   (Delta Airlines Project) 7.125%, 12/1/2021                                                         500,000           545,595

Kentucky Turnpike Authority, Economic Development Road Revenue, Refunding

   (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)                                       1,000,000         1,152,710

Maryland--2.4%

Maryland, State and Local Facilities Loan 5.25%, 6/15/2006                                          1,400,000         1,492,204

Massachusetts--4.8%

Massachusetts, Special Obligation Revenue 7%, 6/1/2002                                              1,000,000         1,102,260

Worcester, Refunding:

   (Municipal Purpose Loan) 5.75%, 10/1/2014 (Insured; MBIA)                                        1,000,000         1,068,300

   Refunding 6.25%, 7/1/2009 (Insured; MBIA)                                                          720,000           829,418

Michigan--7.6%

Berkley City School District (Qualified School Board Loan Fund)

   7%, 1/1/2009 (Insured; FGIC)                                                                     1,030,000         1,240,285

Comstock Park Public Schools 6%, 5/01/2016 (Prerefunded 5/1/1999) (a)                                  50,000            51,940

Flowerville Community School District

   6.50%, 5/1/2006 (Insured; MBIA)                                                                    555,000           632,095

Lanse Creuse Public Schools, Refunding 5%, 5/1/2004 (Insured; AMBAC)                                1,140,000         1,185,805

Redford Unified School District Number 1, Refunding

   5%, 5/1/2013 (Insured; AMBAC)                                                                    1,000,000         1,023,120

Saint John's Public Schools (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                                    525,000           597,555

Mississippi--1.0%

Mississippi Higher Education Assisstance Corporation, Student Loan Revenue

   6.05%, 9/1/2007                                                                                    565,000           594,431

Nebraska--1.7%

Omaha, Refunding 4.70%, 5/1/2003                                                                    1,000,000         1,026,690

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount             Value
-------------------------------------------------------                                          ____________        __________

New Jersey--4.2%

Cumberland County Improvement Authority, SWDR

   6%, 1/1/2001 (Insured; FGIC)                                                                    $  500,000        $  515,570

Ocean County Utilities Authority, Wastewater Revenue, Refunding

   5%, 1/1/2004                                                                                     1,000,000         1,037,700

New Jersey Transportation Corporation, Capital Grant Anticipation Notes

   5.50%, 9/1/2003 (Insured; FSA)                                                                   1,000,000         1,054,760

New York--11.0%

New York City:

   5%, 8/1/2006 (Insured; FGIC)                                                                     1,000,000         1,039,380

   Refunding 6.20%, 8/1/2007                                                                        1,000,000         1,091,800

   5.75%, 8/1/2012                                                                                    445,000           473,462

New York State, Refunding 6.25%, 8/15/2004                                                          1,000,000         1,103,680

New York State Dormitory Authority, Revenue:

   Refunding (Mental Health Services Facilities) 6%, 8/15/2005                                      1,000,000         1,088,920

   (State University Educational) 7.125%, 5/15/2009

       (Insured; FGIC) (Prerefunded 5/15/1999) (a)                                                    200,000           209,752

New York State Environmental Facilities Corporation, PCR

   (State Water Revolving Fund) 7.50%, 6/15/2012                                                      500,000           541,195

New York State Thruway Authority (Highway and Bridge Trust Fund)

   5.50%, 4/1/2007 (Insured; FGIC)                                                                  1,000,000         1,075,740

Triborough Bridge and Tunnel Authority, General Purpose Revenue

   7%, 1/1/2011 (Prerefunded 1/1/1999) (a)                                                            100,000           103,190

North Carolina--2.4%

Charlotte, Refunding 5.50%, 7/1/2004                                                                1,405,000         1,485,942

Ohio--1.2%

Clermont County, Hospital Facilities Revenue, Refunding

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                             685,000           717,257

Oregon--.4%

Tri County Metropolitan Transportation District (Light Rail Extension)

   5.60%, 7/1/2003                                                                                    250,000           265,793

Pennsylvania--5.3%

Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue

   (City of Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (a)              1,000,000         1,098,510

Philadelphia Authority For Industrial Development, Revenue

   (Franklin Institute Project) 5.20%, 6/15/2018                                                    1,100,000         1,081,200

Somerset County General Authority, Commonwealth LR

   6.70%, 10/15/2003 (Insured; FGIC) (Prerefunded 10/15/2001) (a)                                   1,000,000         1,082,900

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount             Value
-------------------------------------------------------                                          ____________       ___________

Tennessee--.9%

Louden County Industrial Development Board, SWDR

   (Kimberly-Clark Corporation Project) 6.20%, 2/1/2023                                           $   500,000       $   533,540

Texas--12.7%

Austin, Utility System Revenue

   8%, 11/15/2016 (Prerefunded 5/15/2001) (a)                                                         200,000           221,510

Fort Bend Independant School District, Refunding (Permanent School Fund
Guaranteed)

   6.60%, 2/15/2004                                                                                   875,000           975,249

Lewisville Independant School District (Building Bonds):

  (Permanent School Fund Guaranteed):

       7.50%, 8/15/2006                                                                               650,000           784,134

       7.50%, 8/15/2007                                                                               600,000           733,697

Mesquite, Independant School District, Refunding

   5%, 8/15/2007                                                                                    1,000,000         1,041,210

Red River Autority, PCR (Hoechst Celanese Corp. Project)

   6.875%, 4/1/2017                                                                                   750,000           818,325

Socorro Independent School District (Permanent School Fund Guaranteed) 6%, 8/15/2014                2,085,000         2,274,047

Texas Public Financing Authority, Refunding 5%, 10/1/2005                                           1,000,000         1,042,210

Utah--.9%

Intermountain Power Agency, Power Supply Revenue, Refunding

   6.25%, 7/1/2009 (Insured; FSA)                                                                     500,000           572,705

Virginia--2.6%

Richmond Metropolitan Authority, Expressway Revenue, Refunding

   5.25%, 7/15/2011 (Insuered; FGIC)                                                                  525,000           555,797

Virginia Transportation Board, Transportation Contract Revenue, Refunding

   (Route 28 Project) 6%, 4/1/2005                                                                  1,000,000         1,078,569

Washington--2.8%

Washington Public Power Supply System, Revenue, Refunding

  (Nuclear Project No. 1):

       6%, 7/1/2006 (Insured; MBIA)                                                                   500,000           550,110

       7%, 7/1/2008                                                                                 1,000,000         1,178,810

Wisconsin--2.9%

Kenosha, Waterworks Revenue, Refunding 5%, 12/1/2012 (Insured; FGIC)                                  750,000           753,075

Wisconsin, Health and Educational Facilities Revenue

   (Aurora Medical Group Inc.) 5.75%, 11/15/2007 (Insured; FSA)                                       500,000           544,750

Wisconsin Veteran Housing, Refunding 5.40%, 11/1/2023                                                 500,000           504,220

                                                                                                                   ____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $57,200,887)                                                                                               $59,559,345

                                                                                                                   ============

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                   Principal

Short-Term Municipal Investments--2.5%                                                              Amount              Value
-------------------------------------------------------                                          ____________       __________

California--.3%

Los Angeles Regional Airports Improvement Corp., LR, VRDN

  (American Airlines-Los Angeles International Airport) 4%

   (LOC; Wachovia Bank of Georgia) (b,c)                                                           $  200,000        $  200,000

Florida--.2%

Alachua County Health Facilities Authority, Health Facilities Revenue, VRDN

   (Shands Teaching Hospital) 3.50% (Insured; MBIA) (b)                                               100,000           100,000

Illinois--.6%

Illinois Development Finance Authority, Revenue, VRDN

   (Council Jewish Elderly) 3.60% (LOC; Lasalle National Bank) (b,c)                                  100,000           100,000

Illinois Health Facilities Authority, Revenue, VRDN

   (Ingalls Memorial Hospital) 3.60% (LOC; Lasalle National Bank) (b,c)                               300,000           300,000

Louisiana--.4%

East Baton Rouge Parish, PCR, Refunding, VRDN  (Rhone-Poulenc Inc. Project)

   3.90% (LOC; Banque National de Paris) (b,c)                                                        230,000           230,000

Michigan--.2%

Farmington Hills Hospital Finance Authority, Hospital Revenue, VRDN

   (Botsford General Hospital) 3.80% (Insured; MBIA) (b)                                              100,000           100,000

Minnesota--.3%

Cohasset, Revenue, Refunding VRDN (Minnesota Power and Light Company Project)

   4.05% (LOC; ABN Amro Bank N.V.) (b,c)                                                              200,000           200,000

Texas--.3%

Grand Prairie Housing Finance Corporation, MFHR, Refunding, VRDN

   (Winridge Grand Prairie) 3.45% (b)                                                                 100,000           100,000

Lonestar Airport Improvement Authority Inc., Revenue, VRDN

  (American Airlines)

   4% (LOC; The Royal Bank of Canada) (b,c)                                                           100,000           100,000

Washington--.2%

Washington Health Care Facilities Authority, Revenue, VRDN

   (Fred Hutchinson Cancer) 3.75% (LOC; Morgan Guaranty Trust Company) (b,c)                          100,000           100,000

                                                                                                                   ____________

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $1,530,000)                                                                                               $  1,530,000

                                                                                                                   ============


TOTAL INVESTMENTS

   (cost $58,730,887)                                                                                   98.7%       $61,089,345
                                                                                                                   ============

CASH AND RECEIVABLES (NET)                                                                               1.3%       $   800,410

                                                                                                                   ============

NET ASSETS                                                                                             100.0%       $61,889,755

                                                                                                                   ============

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                  Insurance Corporation

FSA         Financial Security Assurance                            MFHR        Multi-Family Housing Revenue

LR          Lease Revenue                                           PCR         Pollution Control Revenue

LOC         Letter of Credit                                        SWDR        Solid Waste Disposal Revenue

                                                                    VRDN        Variable Rate Demand Notes





Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (d)            or            Moody's             or            Standard & Poor's              Percentage of Value

______                             _______                           ___________________              ______________________

AAA                                Aaa                               AAA                                 64.8%

AA                                 Aa                                AA                                   19.3

A                                  A                                 A                                     8.3

BBB                                Baa                               BBB                                   5.4

F1                                 MIG1/P1                           SP1/A1                                2.1

Not Rated (e)                      Not Rated (e)                     Not Rated (e)                          .1

                                                                                                        _______

                                                                                                         100.0%

                                                                                                        =======




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(c) Secured by letters of credit.

(d) Fitch currently provides creditworthiness information for a limited number of investments.

(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1998

                                                                                                    Cost              Value

                                                                                                _____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments          $58,730,887       $61,089,345

                                 Interest receivable                                                                    965,697

                                 Other assets                                                                            32,534

                                                                                                                   ____________

                                                                                                                     62,087,576

                                                                                                                   ____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           27,931

                                 Due to Distributor                                                                       1,830

                                 Cash overdraft due to Custodian                                                        121,363

                                 Payable for shares of Beneficial Interest redeemed                                       3,940

                                 Other liabilities                                                                       42,757

                                                                                                                   ____________

                                                                                                                        197,821

                                                                                                                   ____________


NET ASSETS                                                                                                          $61,889,755

                                                                                                                   ============



REPRESENTED BY:                  Paid-in capital                                                                    $59,492,424

                                 Accumulated net realized gain (loss) on investments                                     38,873

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3                                                             2,358,458

                                                                                                                  _____________

NET ASSETS                                                                                                          $61,889,755

                                                                                                                   ============


                           NET ASSET VALUE PER SHARE
                              --------------------

                                                            Class A              Class B             Class C          Class R

                                                          ____________        _____________        ____________     ____________

Net Assets                                                 $17,422,748        $  1,240,330          $  208,989       $43,017,688

Shares Outstanding                                           1,414,652             100,726              16,935         3,493,185

NET ASSET VALUE PER SHARE                                       $12.32              $12.31              $12.34            $12.31

                                                                ======              ======              ======            ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                              YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME
INCOME:                          Interest Income                                                                   $2,632,841

EXPENSES:                        Management fee--Note 2(a)                                 $    263,445

                                 Distribution and service fees--Note 2(b)                        53,195

                                 Merger expense--Note 5                                          10,514

                                 Loan commitment fees--Note 4                                       346

                                                                                            ___________

                                    Total Expenses                                                                    327,500

                                                                                                                   __________

INVESTMENT INCOME--NET                                                                                              2,305,341

                                                                                                                   __________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments                   $    101,162

                                 Net realized gain (loss) on financial futures                  (61,625)

                                                                                            ___________

                                    Net Realized Gain (Loss)                                                           39,537

                                 Net unrealized appreciation (depreciation)
                                    on investments                                                                    951,247

                                                                                                                   __________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                990,784

                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $3,296,125

                                                                                                                   ==========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended           Year Ended

                                                                                             June 30, 1998        June 30, 1997

                                                                                             ______________       ______________

OPERATIONS:
   Investment income--net                                                                     $  2,305,341         $  1,824,128

   Net realized gain (loss) on investments                                                          39,537              247,519

   Net unrealized appreciation (depreciation) on investments                                       951,247              586,517

                                                                                             _____________         ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                           3,296,125            2,658,164

                                                                                             _____________         ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares                                                                             (749,279)            (814,054)

       Class B shares                                                                              (39,058)             (20,860)

       Class C shares                                                                               (5,176)              (8,596)

       Class R shares                                                                           (1,511,828)            (980,618)

   Net realized gain on investments:

       Class A shares                                                                              (80,051)             (48,804)

       Class B shares                                                                               (4,823)              (1,369)

       Class C shares                                                                                 (650)                (941)

       Class R shares                                                                             (142,207)             (52,550)

                                                                                              _____________         ____________

          Total Dividends                                                                       (2,533,072)           (1,927,792)

                                                                                              _____________         ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares                                                                            1,928,337              975,607

       Class B shares                                                                              866,854               62,023

       Class C shares                                                                              169,572              584,907

       Class R shares                                                                           20,684,158           10,926,144

   Dividends reinvested:

       Class A shares                                                                              627,594              673,205

       Class B shares                                                                               30,430               17,207

       Class C shares                                                                                5,778                7,047

       Class R shares                                                                              559,128              263,230

   Cost of shares redeemed:

       Class A shares                                                                           (2,732,478)          (3,411,701)

       Class B shares                                                                             (219,487)             (37,406)

       Class C shares                                                                              (42,680)            (673,079)

       Class R shares                                                                           (4,439,994)          (3,698,970)

                                                                                             _____________         ____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  17,437,212            5,688,214

                                                                                             _____________         ____________

          Total Increase (Decrease) in Net Assets                                               18,200,265            6,418,586

NET ASSETS:

   Beginning of Period                                                                          43,689,490           37,270,904

                                                                                             _____________         ____________

   End of Period                                                                               $61,889,755          $43,689,490

                                                                                             =============         ============


DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME--NET                                                     --            $   (23,994)

                                                                                             _____________         ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.
DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                              Shares

                                                                                               _______________________________

                                                                                               Year Ended         Year Ended

                                                                                              June 30, 1998      June 30, 1997

                                                                                               _____________      ____________

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________

   Shares sold                                                                                     156,992             81,262

   Shares issued for dividends reinvested                                                           51,084             55,995

   Shares redeemed                                                                                (222,938)          (284,307)

                                                                                               ____________       ____________

                                 Net Increase (Decrease) in Shares Outstanding                     (14,862)          (147,050)

                                                                                               ============       ============


  Class B

  ________

   Shares sold                                                                                      70,552              5,189

   Shares issued for dividends reinvested                                                            2,478              1,431

   Shares redeemed                                                                                 (17,814)            (3,122)

                                                                                               ____________       ____________

                                 Net Increase (Decrease) in Shares Outstanding                      55,216              3,498

                                                                                               ============       ============



  Class C

  ________

   Shares sold                                                                                      13,837             48,670

   Shares issued for dividends reinvested                                                              469                584

   Shares redeemed                                                                                  (3,467)           (55,812)

                                                                                               ____________       ____________

                                 Net Increase (Decrease) in Shares Outstanding                      10,839             (6,558)

                                                                                               ============       ============

   Class R

   ________

   Shares sold                                                                                   1,685,584            908,731

   Shares issued for dividends reinvested                                                           45,521             21,887

   Shares redeemed                                                                                (362,249)          (308,882)

                                                                                               ___________        ___________

                                 Net Increase (Decrease) in Shares Outstanding                   1,368,856            621,736

                                                                                               ===========        ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                             Class A Shares

                                                                  _______________________________________________________________

                                                                                           Year Ended June 30,

                                                                  _______________________________________________________________

PER SHARE DATA:                                                      1998        1997         1996         1995(1,2)   1994(1,2)

                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period                             $12.12       $11.89       $11.82        $11.66       $12.61

                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income--net                                              .52          .54          .54           .53          .54(3)

   Net realized and unrealized gain (loss) on investments              .26          .26          .08           .19         (.41)

                                                                   _______      _______      _______       _______      _______

   Total from Investment Operations                                    .78          .80          .62           .72          .13

                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net                              (.52)        (.54)        (.55)         (.53)        (.54)

   Dividends from net realized gain on investments                    (.06)        (.03)         ---          (.03)        (.54)

                                                                   _______      _______      _______       _______      _______

   Total Distributions                                                (.58)        (.57)        (.55)         (.56)       (1.08)

                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period                                   $12.32       $12.12       $11.89        $11.82       $11.66

                                                                   =======      =======      =======       =======      =======


TOTAL INVESTMENT RETURN(4)                                            6.52%        6.92%        5.25%         6.37%         .96%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                             .77%         .75%         .75%          .75%         .76%(5)

   Ratio of net investment income to average net assets               4.24%        4.52%        4.53%         4.59%        4.43%

   Portfolio Turnover Rate                                           14.62%       30.50%       55.07%        61.00%       57.00%

   Net Assets, end of period (000's Omitted)                        $17,423      $17,323      $18,751       $21,375      $23,715

---------

(1) Effective October  17,  1994, The Dreyfus Corporation began serving as the
    Fund' s investment manager.  From April 4, 1994 through October 16, 1994,
    Mellon Bank, N.A. served as the Fund's investment manager.  Prior to April
    4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(2) Effective  April  4,  1994  the  Retail  and  Institutional  Classes  were reclassified  as  a  single  class  of  shares  known  as  the  Investor shares.  Effective  October  17,  1994,  the  Investor  shares  were
    redesignated Class A shares.   The  Financial  Highlights  for the year
    ended June 30, 1995 are based upon  a  Class  A (formerly Investor) shares outstanding.  The amounts shown for the  year  ended June 30, 1994 were calculated using the performance of a Retail share  outstanding from July 1,
    1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994.

(3) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 was $.49.

(4) Exclusive of sales load.

(5) Annualized   expense   ratios  before  voluntary  waiver  of  fees  and/or
    reimbursement  of  expenses  by  the  investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 was 1.09%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                            Class B Shares

                                                                            ________________________________________________

                                                                                  Year Ended June 30,           Period Ended

                                                                            __________________________________    June 30,

PER SHARE DATA:                                                             1998          1997        1996         1995(1)

                                                                            ______       _______       ______     __________

   Net asset value, beginning of period                                     $12.12        $11.89       $11.82       $11.32

                                                                            ______        ______       ______       ______

   Investment Operations:

   Investment income--net                                                      .46           .48          .48          .24

   Net realized and unrealized gain (loss) on investments                      .25           .26          .07          .50

                                                                            ______        ______       ______       ______

   Total from Investment Operations                                            .71           .74          .55          .74

                                                                            ______        ______       ______       ______

   Distributions:

   Dividends from investment income--net                                      (.46)         (.48)        (.48)        (.24)

   Dividends from net realized gain on investments                            (.06)         (.03)         ---          ---

                                                                            ______        ______       ______       ______

   Total Distributions                                                        (.52)         (.51)        (.48)        (.24)

                                                                            ______        ______       ______       ______

   Net asset value, end of period                                           $12.31        $12.12       $11.89       $11.82

                                                                            ======        ======       ======       ======


TOTAL INVESTMENT RETURN(2)                                                    5.89%         6.38%        4.71%        6.59%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                                    1.27%         1.25%        1.25%        1.25%(4)

   Ratio of net investment income to average net assets                       3.68%         4.01%        3.98%        4.09%(4)

   Portfolio Turnover Rate                                                   14.62%        30.50%       55.07%       61.00%

   Net Assets, end of period (000's Omitted)                                $1,240          $551         $500          $85

---------

(1) The Fund commenced selling Class B shares on December 28, 1994.

(2) Exclusive of sales load.

(3) Not annualized.

(4) Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                              Class C Shares

                                                                           _________________________________________________

                                                                                  Year Ended June 30,           Period Ended

                                                                           __________________________________      June 30,

PER SHARE DATA:                                                             1998         1997         1996         1995(1)

                                                                           _______      _______      _______    ____________

   Net asset value, beginning of period                                     $12.14       $11.90       $11.82       $11.32

                                                                            ______       ______       ______       ______

   Investment Operations:

   Investment income--net                                                      .46          .49          .48          .24

   Net realized and unrealized gain (loss) on investments                      .26          .27          .08          .50

                                                                            ______       ______       ______       ______

   Total from Investment Operations                                            .72          .76          .56          .74

                                                                            ______       ______       ______       ______

   Distributions:

   Dividends from investment income--net                                     (.46)         (.49)        (.48)        (.24)

   Dividends from net realized gain on investments                           (.06)         (.03)         ---           ---

                                                                            ______       ______       ______       ______

   Total Distributions                                                       (.52)         (.52)        (.48)        (.24)

                                                                            ______        ______       ______       ______

   Net asset value, end of period                                           $12.34        $12.14       $11.90       $11.82

                                                                            ======        ======       ======       ======


TOTAL INVESTMENT RETURN(2)                                                    6.02%         6.50%        4.81%        6.59%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                                    1.27%         1.27%        1.24%        1.25%(4)

   Ratio of net investment income to average net assets                       3.71%         4.17%        4.00%        4.09%(4)

   Portfolio Turnover Rate                                                   14.62%        30.50%       55.07%       61.00%

   Net Assets, end of period (000's Omitted)                                  $209           $74         $150          $84

---------

(1) The Fund commenced selling Class C shares on December 28, 1994.

(2) Exclusive of sales load.

(3) Not annualized.

(4) Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                          Class R Shares

                                                                  ______________________________________________________________

                                                                                        Year Ended June 30,

                                                                  ______________________________________________________________

PER SHARE DATA:                                                      1998        1997         1996        1995(1,2)    1994(1,2)

                                                                   _______      _______      _______       _______      _______

   Net asset value, beginning of period                             $12.12       $11.89       $11.82        $11.66       $12.61

                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income--net                                              .55          .57          .57           .56          .58(3)

   Net realized and unrealized gain (loss) on investments              .25          .26          .08           .19         (.43)

                                                                   _______      _______      _______       _______      _______

   Total from Investment Operations                                    .80          .83          .65           .75          .15

                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net                              (.55)        (.57)        (.58)         (.56)        (.56)

   Dividends from net realized gain on investments                    (.06)        (.03)         ---          (.03)        (.54)

                                                                   _______      _______      _______       _______      _______

   Total Distributions                                                (.61)        (.60)        (.58)         (.59)       (1.10)

                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period                                   $12.31       $12.12       $11.89        $11.82       $11.66

                                                                   =======      =======      =======       =======      =======

TOTAL INVESTMENT RETURN(4)                                            6.69%        7.17%        5.51%         6.64%        1.08%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                             .52%         .50%         .50%          .50%         .50%(5)

   Ratio of net investment income to average net assets               4.47%        4.77%        4.77%         4.84%        4.69%

   Portfolio Turnover Rate                                           14.62%       30.50%       55.07%        61.00%       57.00%

   Net Assets, end of period (000's Omitted)                       $43,018      $25,741      $17,870       $16,727      $12,581

---------

(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund' s investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(2) Effective  April  4,  1994  the Investment Class was redesignated the Trust
    shares.   Effective  October  17,  1994  Trust  shares were redesignated
    Class R shares.   The  table  above  is  based upon an Investment share
    outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.

(3) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 was $.54.

(4) Exclusive of sales load.

(5) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 was .83%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Limited Term Municipal Fund (the "Fund" ) is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC") and distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

  Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In accordance with Statement of Position (SOP 93-02) certain permanent book to tax differences have been reclassified. This resulted primarily from distributions necessary to avoid an excise tax. As a result, the Fund reclassified $23,994 to accumulated undistributed investment income-net from paid-in-capital.

  (C) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1998, there were no financial futures contracts outstanding.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel) . Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund.) These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to
 . 25%  of  the value of its average daily net assets attributable to its Class A shares  to  compensate  the  Distributor  and  Dreyfus  Service  Corporation, an
affiliate   of  the  Manager,  for  shareholder  servicing  activities  and  the
Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C may pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B shares and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Class B shares and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 1998, Class A, Class B and Class C shares were charged $44,199, $5,300 and $697, respectively, pursuant to the Plan and Class B and Class C were charged $2,650 and $349, respectively, pursuant to the service plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1998, amounted to $24,909,042 and $7,368,746, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $2,358,458, consisting of $2,379,823 gross unrealized appreciation and $21,365 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

NOTE 5--SUBSEQUENT EVENT:

On September 15, 1998, shareholders of Dreyfus Premier Limited Term California Municipal Fund and Dreyfus Premier Limited Term New York Municipal Fund will vote on a proposed merger into Dreyfus Premier Limited Term Municipal Fund. If approved, the merger will be effective shortly thereafter and the Trust will be offering five series.


DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
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INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30,
1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                   KPMG Peat Marwick LLP


New York, New York

August 13, 1998


DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
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IMPORTANT TAX IMFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended June 30, 1998:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

  --the Fund hereby designates $.0457 per share as a long-term capital gain distribution (of which none is subject to the 20% maximum Federal tax rate) of the $.0557 per share paid on December 4, 1997.

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


DREYFUS PREMIER LIMITED TERM

MUNICIPAL FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                          347/647AR986

                                 ANNUAL REPORT
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                                DREYFUS PREMIER

                                 LIMITED TERM

                                MUNICIPAL FUND
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                                 JUNE 30, 1998

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